UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 2, 2012

AMERICAN MIDSTREAM PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35257	27-0855785
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1614 15th Street, Suite 300 Denver, Colorado		80202
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (720) 457-6060
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
On July 2, 2012, American Midstream Partners, LP, a Delaware limited partnership (the “Partnership”), completed its acquisition of an 87.4% undivided interest in the Chatom Gas Plant and related assets located in Washington County, Alabama (“Chatom Assets”). This Amendment No. 2 amends Item 9.01 of the Current Report on Form 8-K of the Partnership filed with the Securities and Exchange Commission on September 11, 2012, to provide the comparative interim financial statement information required by Item 9.01 of Form 8-K which was inadvertently omitted from that Current Report.
Item 9.01 Financial Statements and Exhibits
(a) Financial Statements of Businesses Acquired
The unaudited balance sheet as of the six months ended June 30, 2012, the unaudited statements of income and statements of cash flows for the six months ended June 30, 2012 and 2011, unaudited statement of changes in owners’ equity for the six months ended June 30, 2012 and 2011, the audited balance sheet as of December 31, 2011 and the audited statements of income, statements of changes in owners’ equity and statements of cash flows for the year ended December 31, 2011 of Chatom Assets, the related notes thereto, and report of independent registered public accounting firm related thereto with respect to audited financial statements, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.
(b) Pro Forma Financial Information.
The Partnership’s unaudited pro forma condensed consolidated balance sheet as of June 30, 2012, and unaudited pro forma condensed consolidated statements of income for the six months ended June 30, 2012 and the year ended December 31, 2011 and the related notes thereto, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.
(c) Exhibits.
See “Index to Exhibits” attached to this Current Report on Form 8-K/A, which is incorporated by reference herein.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Midstream Partners, LP

	By:	American Midstream GP, LLC,
its General Partner

Date: December 19, 2012	By:	/s/ Daniel C. Campbell
	Name:	Daniel C. Campbell
	Title:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number		Description

23.1		Consent of PricewaterhouseCoopers LLP.
99.1	*	American Midstream Partners, LP. press release dated July 9, 2012
99.2
Unaudited Balance Sheet as of the six months ended June 30, 2012, Unaudited Statements of Income and Statements of Cash Flows for the six months ended June 30, 2012 and 2011, Unaudited Statements of Changes in Owners’ Equity for the six months ended June 30, 2012 and 2011, Audited Balance Sheet as of December 31, 2011 and Audited Statements of Income, Statements of Changes in Owners’ Equity and Statements of Cash Flows for the year ended December 31, 2011 of Chatom Assets, and related notes thereto and Report of Independent Registered Public Accounting Firm related thereto with respect to audited financial statements.

99.3	*
Partnership's Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2012, Unaudited Pro Forma Condensed Consolidated Statements of Income for the six months ended June 30, 2012 and the year ended December 31, 2011 and the related notes thereto.

*	Previously filed